BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2013	Dec. 31, 2012
BALANCE SHEETS [Abstract]
Preferred Stock, par value per share	$ 0.00	$ 0.00
Preferred Stock, shares authorized	25,000,000	25,000,000
Preferred Stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common Stock, par value per share	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	11,503,477	10,799,339
Common stock, shares outstanding	11,503,477	10,799,339